SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)

                                  May 19, 2008


                        VirtualHealth Technologies, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                     000-17520                  75-2276137
          --------                     ---------                  ----------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)

                         325 West Main Street, Suite 240
                            Lexington, Kentucky 40503

           (Address of principal executive offices including Zip Code)

                                 (859) 455-9255
                                 --------------
              (Registrant's telephone number, including area code)




                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[.] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[.] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[.] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[.] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 1.01.  Entry into a Material Definitive Agreement.

         On May 19, 2008, VirtualHealth Technologies, Inc. (the "Company") entered into a Loan, Investment and Security Agreement, in substantially the form filed herewith as Exhibit 10.25 (the "Agreement"), with Private Access, Inc., a California corporation (the "Borrower"), under which the Company agreed to lend to the Borrower up to an aggregate of $1,500,000 (the "Loan"), as evidenced by a Secured Promissory Note in substantially the form filed herewith as Exhibit 10.26 (the "Note"). Unless otherwise determined under the terms of the Note, and accounting for previous disbursements made by the Company to Borrower as described in the Agreement, the remainder of the Loan is to be disbursed in advances of $150,000 to the Borrower on a monthly basis from June 10, 2008, through December 10, 2008 (each an "Advance"). The Note bears interest at a rate of three-quarters of one percent per month, and the aggregate amount of all Advances together with all accrued but unpaid interest on the Note are due and payable on June 30, 2010.

         The Agreement also provides that, if the Company makes all timely Advances under the Note for a period determined under the Agreement, (a) on or prior to December 15, 2008, the Borrower will issue and deliver to the Company a certificate for 105,625 shares of common stock, no par value per share, of the Borrower (the "Common Stock"), and (b) for a period of ten days following Company's receipt of the Repayment Notice (as defined in the Note), the Company will have an option to purchase from the Borrower the number of shares of Common Stock of the Borrower equal to five percent (5%) of the fully-diluted capital stock of the Borrower as of the date of such Repayment Notice, for an aggregate purchase price of $1,500,000.


Item 9.01.        Financial Statements and Exhibits



(d) Exhibits.

Exhibit No.                Description
-----------                -----------

10.25                      Form of Loan, Investment and Security Agreement

10.26                      Form of Note

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                VirtualHealth Technologies, Inc.
                                                (Registrant)

Dated:  May 22, 2008                            By: /s/ Scott A. Haire
                                                ----------------------
                                                Name: Scott A. Haire
                                                Title: Chairman and
                                                Chief Executive Officer